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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 1, 2005
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                        (Date of earliest event reported)


                           LAUREL CAPITAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                       0-23010                        25-1717451
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


2724 Harts Run Road, Allison Park, Pennsylvania                      15101
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(Address of principal executive office)                            (Zip Code)


                                 (412) 487-7404
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name, former address and former fiscal year,if
                           changed since last report)



Page 1 of 4 Pages
Exhibit Index appears on Page 4

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ITEM 2.02  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS

          (a)     Not applicable.

          (b)     Not applicable.

          (c)     The following exhibits are filed with this report:

                  Exhibit Number    Description
                  --------------    -----------
                       99.1         Press Release dated February 1, 2005

ITEM 9.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On February 1, 2005, Laurel Capital Group, Inc. issued a press release announcing its results of operations for the quarter ended December 31, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LAUREL CAPITAL GROUP, INC.

Date:  February 9, 2005               By: /s/  Edwin R. Maus
                                          -------------------
                                          Edwin R. Maus
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit Number                  Description
--------------                  -----------
    99.1                        Press Release Dated February 1, 2005




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